[***] = CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED, AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.

Exhibit 10.1

FIRST AMENDMENT

TO THE COLLABORATION AND LICENSE AGREEMENT

THIS FIRST AMENDMENT (this “Amendment”) to the Collaboration and License Agreement of February 4, 2019 (the “Agreement”), is made as of March 10, 2021 (the “Amendment Effective Date”), by and between, on the one hand, Xencor, Inc., a Delaware corporation, having its principal place of business at 111 West Lemon Avenue, Monrovia, California, 91016 (“Xencor”), and, on the other hand, Genentech, Inc., a Delaware corporation, having its principal place of business at 1 DNA Way, South San Francisco, California 94080 (“GNE”), and F. Hoffmann-La Roche Ltd, a corporation organized and existing under the laws of Switzerland, having its principal place of business at Grenzacherstrasse 124, CH 4070 Basel, Switzerland (“Roche”) (GNE and Roche, collectively, “Genentech”). Xencor and Genentech are sometimes referred to herein individually as a “Party” and collectively as the “Parties.” All capitalized terms not otherwise defined in this Amendment shall have the meanings defined in the Agreement.

WHEREAS, Genentech and Xencor wish to amend certain terms of the Agreement relating to certain intellectual property rights and their prosecution and maintenance.

NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, Genentech and Xencor hereby agree as follows:

1.The following new Sections 1.213 to 1.228 shall be inserted into the Agreement immediately following Section 1.212:

“1.213“IL-15 Component” means any IL-15 having one or more [***].

1.214“IL-15 Component Know-How” means Know-How that relates to the IL-15 Component and is introduced, developed, conceived, or reduced to practice by or on behalf of, Genentech or Xencor solely or jointly in the course of conducting activities pursuant to a Research Plan.

1.215“PD1 Component” means an anti-human PD1 antigen binding domain (including any form, such as, e.g., scFv, Fv, antibodies) that binds to human PD-1 and contains (a) a variant variable heavy domain consisting of or comprising amino acid substitutions [***], (a “Variable Heavy Domain”) and (b) a variable light domain having the amino acid sequence of [***], or a variant thereof (e.g., a variant variable light domain consisting of or comprising amino acid substitutions [***]) (a “Variable Light Domain”).

1.216“PD1 Component Know-How” means Know-How that relates to the PD1 Component (but excludes Know-How that solely relates to a Variable Light Domain not paired with a Variable Heavy Domain to form an antigen binding domain) and is introduced, developed, conceived, or reduced to practice by or on behalf of, Genentech or Xencor solely or jointly in the course of conducting activities pursuant to a Research Plan.

1.217“Genentech Non-Collaboration PD1/IL-15 Patents” means Patents that (a) do not claim a Collaboration Construct or Collaboration Product, (b) disclose or claim PD1 Component Know-How or IL-15 Component Know-How and, (c) except for PD1 Component Know-How or IL-15 Component Know-How, (i) do not disclose or claim Program Know-How and (ii) disclose or claim Know-How first developed, conceived, or reduced to practice by Genentech or its Affiliates (whether alone or in collaboration with a Third Party) independently of Xencor and, for clarity, not under a Research Plan.

1.218“Xencor Non-Collaboration PD1/IL-15 Patents” means Patents that (a) do not claim a Collaboration Construct or Collaboration Product, (b) disclose or claim PD1 Component Know-How or IL-15 Component Know-How and, (c) except for PD1 Component Know-How or IL-15 Component Know-How, (i) do not disclose or claim Program Know-How and (ii) disclose or claim Know-How first developed, conceived, or reduced to practice by Xencor or its Affiliates (whether alone or in collaboration with a Third Party) independently of Genentech and, for clarity, not under a Research Plan.

1.219“Separated PD1/IL-15 Component Patents” means Program Patents that (i) cover PD1 Component Know-How or IL-15 Component Know-How and (ii) are initially filed separately or separated out by way of continuation or divisional patent application from Patents claiming Collaboration Constructs or Collaboration Products.

1.220“PD1 Component Background IP” means Patents within Xencor family [***] and any Know-How disclosed or claimed therein specifically relating to a PD1 Component.

1.221“Non-PD1 Component” means the antigen binding domain (including the amino acid and nucleic acid sequences encoding it) of a Targeted Collaboration Construct or a Targeted Collaboration Product, in each case, that binds to a Target other than PD1, and including any and all forms of the antigen binding domain (e.g., scFv, Fv, antibodies).

1.222“Genentech Non-PD1 Component Know-How” means Know-How that relates solely to a Non-PD1 Component (including any improvements thereto, whether by on behalf of employee(s), agent(s) or consultant(s) of Xencor or Genentech or either of their Affiliates, individually or jointly) that was first introduced to the Collaboration by Genentech and included in a Research Plan approved by the JRC.

1.223“Xencor Non-PD1 Component Know-How” means Know-How that relates solely to a Non-PD1 Component (including any improvements thereto, whether by on behalf of employee(s), agent(s) or consultant(s) of Xencor or Genentech or either of their Affiliates, individually or jointly) that was first introduced to the Collaboration by Xencor and included in a Research Plan approved by the JRC.

1.224“Non-PD1 Component Claim” means a Patent claim that (i) covers Genentech Non-PD1 Component Know-How or Xencor Non-PD1 Component Know-How, but does not cover constructs comprising IL-15, and (ii) is filed (or updated) subsequent to approval of a Research Plan directed to the use of the Non-PD1 Component.

[***] = CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED, AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.

1.225“Genentech Non-PD1 Component Patents” means Patents including Non-PD1 Component Claims that cover Genentech Non-PD1 Component Know-How, but not including Patent claims that (i) cover Collaboration Constructs or Collaboration Products and (ii) explicitly recite IL-15.

1.226“Xencor Non-PD1 Component Patents” means Patents including Non-PD1 Component Claims that cover Xencor Non-PD1 Component Know-How, but not including Patent claims that (i) cover Collaboration Constructs or Collaboration Products and (ii) explicitly recite IL-15.

1.227“Genentech Non-PD1 Component IP” means Genentech Non-PD1 Component Patents and Genentech Non-PD1 Component Know-How.

1.228“Xencor Non-PD1 Component IP” means Xencor Non-PD1 Component Patents and Xencor Non-PD1 Component Know-How.”

2.Section 1.84 of the Agreement shall be amended and replaced in its entirety by the following revised Section 1.84:

“1.84“Genentech Know-How” means the Know-How Controlled by GNE as of the Effective Date or during the Term that is reasonably necessary to Research, Develop, Manufacture or Commercialize any Collaboration Construct or Collaboration Product. Genentech Know-How includes (a) all Know-How within the Program IP Controlled by GNE (including jointly-owned Program IP) and (b) Genentech Non-PD1 Component Know-How.”

3.Section 1.205 of the Agreement shall be amended and replaced in its entirety by the following revised Section 1.205:

“1.205“Xencor Know-How” means Know-How Controlled by Xencor or its Affiliates as of the Effective Date or during the Term that is reasonably necessary to Research, Develop, Manufacture or Commercialize any Collaboration Construct or Collaboration Product. Xencor Know-How includes (a) all Know-How within the Program IP Controlled by Xencor (including jointly-owned Program IP) and (b) Xencor Non-PD1 Component Know-How.”

4.The following sentence shall be inserted at the end of Section 1.142 (Program Know-How):

“Notwithstanding anything herein to the contrary, (a) PD1 Component Know-How and IL-15 Component Know-How shall be deemed Program Know-How and (b) Genentech Non-PD1 Component Know-How and Xencor Non-PD1 Component Know-How shall not be deemed Program Know-How.”

5.Section 1.144 of the Agreement shall be amended and replaced in its entirety by the following revised Section 1.144:

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“1.144“Program Patents” means Patents (other than Genentech Non-Collaboration PD1/IL-15 Patents and Xencor Non-Collaboration PD1/IL-15 Patents) that cover any Program Know-How.”

6.The following new Section 10.4.6 shall be inserted into the Agreement immediately following Section 10.4.5:

“10.4.6Prosecution and Maintenance of Separated PD1/IL-15 Component Patents. Sections 10.4.1(a), 10.4.3(a), 10.4.4 and 10.4.5 shall apply mutatis mutandis to Separated PD1/IL-15 Component Patents, provided that the Parties shall discuss and align on the strategy of Prosecution and Maintenance of Separated PD1/IL-15 Component Patents with the objective to prioritize Patents claiming Collaboration Constructs or Collaboration Products.”

7.The following new Section 10.4.7 shall be inserted into the Agreement immediately following Section 10.4.6:

“10.4.7Prosecution and Maintenance of Non-PD1 Component Patents. The Parties shall work together to determine whether and how Non-PD1 Component Claims shall be separated out into a separate Patent from any Patent claiming Collaboration Constructs or Collaboration Products, either by divisional or continuation application (or by initially filing the Non-PD1 Component Claim in a separate Patent). The Parties shall discuss and align on the strategy of Prosecution and Maintenance of Patents including Non-PD1 Component Claims, with the objective to prioritize Patents claiming Collaboration Constructs or Collaboration Products that incorporate the Non-PD1 Component. Sections 10.4.1(a), 10.4.3(a), 10.4.4 and 10.4.5 shall apply mutatis mutandis to Xencor Non-PD1 Component Patents. Sections 10.4.2(a), 10.4.3(b), 10.4.4 and 10.4.5 shall apply mutatis mutandis to Genentech Non-PD1 Component Patents. The obligations under this Section 10.4.7 shall only apply to a Non-PD1 Component Claim during the period the relevant Non-PD1 Component (i) is incorporated in a Collaboration Construct or Collaboration Product and (ii) subject to ongoing Research, Development or Commerzialization herunder.”

Section 10.2.1 of the Agreement shall be amended and replaced in its entirety by the following revised Section 10.2.1:

“10.2.1Xencor.  As between the Parties, Xencor shall solely own (a) the Xencor IP (other than Program IP), (b) Xencor Core Inventions and (c) Xencor Non-Collaboration PD1/IL-15 Patents;”

8.Section 10.2.2 of the Agreement shall be amended and replaced in its entirety by the following revised Section 10.2.2:

“10.2.2Genentech.  As between the Parties, Genentech shall solely own (a) the Genentech IP (other than Program IP), (b) Genentech Core Inventions and (c) Genentech Non-Collaboration PD1/IL-15 Patents; and”

[***] = CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED, AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.

9.Section 10.3.1 of the Agreement shall be amended and replaced in its entirety by the following revised Section 10.3.1:

“10.3.1Xencor.  Xencor shall require all of its employees, contractors and agents, and any Third Parties working on its behalf under this Agreement (and their respective employees, contractors and agents), to assign to Xencor any Know-How and other intellectual property (together with all Patents and other intellectual property rights therein) developed, conceived, or reduced to practice by such employees, contractors or agents or Third Parties; provided, that, in the case of any such Third Parties, to the extent that an assignment of such intellectual property cannot be obtained, then (i) licenses sufficient to enable the Development, Commercialization and Manufacturing of Collaboration Constructs and Collaboration Products hereunder and, (ii) with respect to PD1 Component Know-How or IL-15 Component Know-How disclosed or claimed in any Genentech Non-Collaboration PD1/IL-15 Patent, and with respect to Genentech Non-PD1 Component IP, licenses sufficient to enable the Development, Commercialization and Manufacturing of any construct and any product for all uses, shall satisfy the obligations of this Section 10.3.1.  [***]”

10.Section 10.3.2 of the Agreement shall be amended and replaced in its entirety by the following revised Section 10.3.2:

“10.3.2Genentech.  Genentech shall require all of its employees, contractors and agents, and any Affiliates and Third Parties working on its behalf under this Agreement (and their respective employees, contractors and agents), to assign to Genentech any Know-How and other intellectual property (together with all Patents and other intellectual property rights therein) developed, conceived, or reduced to practice by such employees, contractors or agents or Affiliates or Third Parties; provided, that, in the case of any such Third Parties, to the extent that an assignment of such intellectual property cannot be obtained, then (i) licenses sufficient to enable the Development, Commercialization and Manufacturing of Collaboration Constructs and Collaboration Products hereunder and, (ii) with respect to PD1 Component Know-How or IL-15 Component Know-How disclosed or claimed in any Xencor Non-Collaboration PD1/IL-15 Patent, and with respect to Xencor Non-PD1 Component IP, licenses sufficient to enable the Development, Commercialization and Manufacturing of any construct and any product for all uses, shall satisfy the obligations of this Section 10.3.2.  Genentech hereby assigns to Xencor any and all rights, title, or interest that Genentech may have in any Xencor Core Invention and [***]”

11.The following new Section 9.1.3 shall be inserted into the Agreement immediately following Section 9.1.2:

“9.1.3Xencor hereby grants to Genentech a non-exclusive license, sublicenseable as provided in Section 9.2, under the PD1 Component Background IP to make, use, sell, offer for sale and import of (x) any construct (other than a Collaboration Construct) and (y) any product (other than a Collaboration Product) in each case of clauses (x) and (y) above, that incorporates a PD1 Component, alone or for use in combination with other agents, in the Field in the Territory.  [***]”

[***] = CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED, AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.

12.The following new Section 10.4.1(c) shall be inserted into the Agreement immediately following Section 10.4.1(b):

[***]

13.The below attached new Exhibit O shall be inserted into the Agreement immediately following Exhibit N.

14.Miscellaneous

(a)Unless otherwise expressly provided, references in this Amendment (i) to the Agreement, are to the body of the Agreement and (ii) to Sections, are to sections of the Agreement.

(b)Except as expressly stated herein, no other changes are made to the Agreement and all other terms and conditions of the Agreement shall remain in full force and effect. In the event of a conflict between the provisions hereof and the Agreement, the provisions of this Amendment shall control. The Agreement and this Amendment contain the entire understanding between the Parties hereto with respect to the subject matter hereof and supersede all prior agreements, understandings and arrangements between the Parties, whether written or oral with respect to such subject matter.

(c)All references to the “Agreement” in the Agreement shall hereafter mean the Agreement, as amended by this Amendment.

(d)This Amendment shall be governed by and construed in accordance with the laws of the State of California and the patent laws of the United States without reference to any rules of conflict of laws.  The Parties hereby exclude from this Amendment the application of the United Nations Convention on Contracts for the International Sale of Goods.

(e)This Amendment may be executed in two or more counterparts by original signature, facsimile or PDF files, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature page follows]

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IN WITNESS WHEREOF, each of Xencor, Genentech and Roche, intending to be bound have caused this Agreement to be executed by their duly authorized representatives as of the Amendment Effective Date.

Xencor, Inc.		Genentech, Inc.

By:	/s/ Bassil Dahiyat	By:	[***]

Name:	Bassil Dahiyat	Name:	[***]

Title:	President and Chief Executive Officer	Title:	[***]

F. Hoffmann-La Roche Ltd

		By:	[***]

		Name:	[***]

		Title:	[***]

		By:	[***]

		Name:	[***]

		Title:	[***]

[***] = CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED, AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.

Exhibit O

[***]

[***] = CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED, AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.